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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 2003


                         SOUTHERN MICHIGAN BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    2-78178              38-2407501
(State or other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                  Identification No.)


                 51 WEST PEARL STREET, COLDWATER, MICHIGAN 49036
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 279-5500





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

               99.1 Announcement for the quarterly period ended March 31, 2003 issued on April 21, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 9. "Regulation FD Disclosure" and Item 12. "Disclosure of Results of Operations and Financial Condition." On April 21, 2003, the Registrant issued an announcement announcing the Registrant's financial results for the first fiscal quarter ended March 31, 2003. A copy of the Registrant's announcement is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHERN MICHIGAN BANCORP, INC.
                                                 (Registrant)



Date:  April 24, 2003                  /s/ John H. Castle
                                       --------------------------------------
                                       John H. Castle, Chief Executive Officer



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                                INDEX TO EXHIBITS


            Exhibit No.                      Description of Exhibit

                99.1 Announcement for the quarterly period ended March 31, 2003 issued on April 21, 2003.